SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, For Use of the

[X] Definitive Proxy Statement Commission Only (as permitted

[ ] Definitive Additional Materials by Rule 14a-6(e)(2))

[ ] Soliciting Material Pursuant to

Rule 14a-11(c) or Rule 14a-12

NEWSGURUS.COM, INC.

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(Name of Registrant as Specified In Its Charter)

Board of Directors -- Newsgurus.com, Inc.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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2) Aggregate number of securities to which transaction applies:

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5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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4) Date Filed:

NEWSGURUS.COM, INC.

5774 Deadpine Drive,

Kelowna, British Columbia, Canada V1P 1A3

PROXY STATEMENT

For the Extraordinary General Meeting of Shareholders

to be held on Thursday, January 10, 2002

This Proxy Statement and the accompanying proxy are furnished to the shareholders of Newsgurus.com, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Extraordinary General Meeting of Shareholders (the "Extraordinary Meeting"). The Extraordinary Meeting will be held on Thursday, January 10, 2002, beginning at 1:00 p.m. at the Company's headquarters, located at 5774 Deadpine Drive, Kelowna, British Columbia, V1P 1A3, and at any postponements or adjournments of the Extraordinary Meeting. The enclosed proxy is being solicited by the Board of Directors of the Company.

The Company is paying all costs of preparing, assembling and mailing this Proxy Statement. The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at the Company's expense. In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

Voting and Revocability of Proxies

Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Extraordinary Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder. If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted in the election of directors FOR a change of name to Secure Enterprise Solutions Inc.; and, FOR a potential one share for two shares reverse stock split if, in the unanimous opinion of the directors, such a reverse stock split should become necessary at any time before the company's next scheduled Annual General Meeting. Should any other business properly come before the Extraordinary Meeting, the person or persons named as the proxy shall be allowed to vote on such matter as that person or those persons determine in his, her or their sole discretion.

Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Extraordinary Meeting.

Shareholders of record as of the close of business on December 7, 2001 are entitled to notice of the Extraordinary Meeting and to vote in person or by proxy. The Common Stock of the Company (the "Common Stock") is the only class of outstanding securities entitled to vote at the Extraordinary Meeting. As of the close of business on December 7, 2001, there were 10,085,000 shares of Common Stock outstanding and entitled to vote. The presence of a majority of the outstanding shares of Common Stock, either in person or by proxy, will constitute a quorum at the Extraordinary Meeting.

PROPOSAL NUMBER 1

CHANGE OF NAME TO SECURE ENTERPRISE SOLUTIONS INC.

The Board of Directors believes it is in the best interests of the Company to change the name of the Company to Secure Enterprise Solutions Inc.

The proposed new name reflects the intended new direction for the company, which is in the field of security for assets, data, knowledge, and the person. The directors have examined and are examining opportunities in this field and believe such opportunities represent the potential to increase shareholder value.

The Board of Directors recommends a vote "FOR" approval to change the name of the Company to Secure Enterprise Solutions Inc.

PROPOSAL NUMBER 2

1-for-2 REVERSE STOCK SPLIT.

The Board of Directors has become aware of certain business opportunities that could be more readily concluded with a reduction in existing share capitalization.

It is not certain that such a reverse stock split will in fact be required. However, the Board believes it is in shareholder's best interests to be able to react quickly to business opportunities as they arise and believes that having shareholder approval to effect such a reverse stock split could ultimately lead to increased shareholder value.

The Board of Directors recommends a vote "FOR" the potential 1-for-2 reverse stock split.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR

2002 EXTRAORDINARY MEETING OF SHAREHOLDERS

The 2002 Extraordinary Meeting of Shareholders has been scheduled to take place on January 10, 2002. Shareholder proposals for presentation at that meeting must be received by the Company by no later than December 31, 2002.

OTHER BUSINESS

It is not intended that any business other than that set forth in the Notice of Extraordinary Meeting and more specifically described in this Proxy Statement will be brought before the Extraordinary Meeting. If any other business should properly come before the Extraordinary Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Extraordinary Meeting pursuant to the discretionary authority granted in the proxy.

By Order of the Board of Directors,

/s/ Chris Bunka

Chris Bunka, President and Chairman

PROXY

NEWSGURUS.COM, INC.

The undersigned, owner of shares of corporate stock the number and description of which are set forth below, appoints Chris Bunka with full power of substitution and revocation, to act as the undersigned's proxy holder at the meeting specified, and any adjournment of that meeting.

Type of meeting: Extraordinary General Meeting

Date of meeting: Thursday, January 10, 2002

Place of meeting: 5774 Deadpine Drive

Kelowna, B.C. V1P 1A3

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED IN THE ATTACHED PROXY STATEMENT AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

The proxyholder shall be entitled to cast the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the board of directors, and any and all other business that may come before the meeting.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on January 10, 2002.

Dated: ____________________, 200 .

Signature

Print name of Shareholder

Number and class of shares held: ____________________

INSTRUCTIONS TO SHAREHOLDER: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT SHAREHOLDERS SHOULD EACH SIGN PERSONALLY. IF SIGNED BY AN ATTORNEY-IN-FACT, ATTACH THE POWER OF ATTORNEY. RETURN PROMPTLY IN THE ENCLOSED ENVELOPE TO 5774 DEADPINE DRIVE, KELOWNA, BRITISH COLUMBIA, V1P 1A3 and/or FAX to 250-765-4408

BALLOT

NEWSGURUS.COM, INC.

EXTRAORDINARY MEETING OF SHAREHOLDERS

Thursday, January 10, 2002

A. Name of Shareholder(s): (Please print name(s) exactly as they appear on your certificate)

Printed name(s)

B. If voting party is other than the owner of the shares, state capacity in which voting party is acting (e.g., proxy holder, trustee):

C. Number of shares being voted: _______________________

UNLESS OTHERWISE DESIGNATED, THIS BALLOT SHALL BE CONSIDERED TO BE A VOTE OF ALL OF THE SHARES THAT THE UNDERSIGNED IS ENTITLED TO VOTE. A VOTE TO ABSTAIN SHALL BE CONSIDERED A VOTE AGAINST.

WRITTEN BALLOT

1) Approval of the change in Company name to Secure Enterprise Solutions Inc.

For Against Abstain

________ ________ ________

2) Approval of the 1-for-2 reverse stock split.

For Against Abstain

________ ________ ________

ALL BALLOTS MUST BE SIGNED.

For Shareholders Voting in Person:

_____________________________________

Signature

_____________________________________

Print Name(s) exactly as on certificate

For Shares Being Voted by Proxy (attach proxy):

_____________________________________

Printed Name of Proxy Holder

_____________________________________

Printed Name(s) of Holder(s) of record

By: _______________________________

Signature of proxy holder